UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2010

Washington Federal, Inc.

(Exact name of registrant as specified in its charter)

Washington	0-25454	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Pike Street, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 624-7930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2010, Washington Federal, Inc., a Washington corporation (the “Company”) announced that Thomas F. Kenney will resign from the Company’s Board of Directors and Audit Committee, effective January 25, 2010, Mr. Kenney has been named Senior Vice President and Northern Washington Regional Executive for the Company.

A copy of the press release issued by the Company announcing Mr. Kenney’s resignation from the Board Directors and new position with the Company is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated January 25, 2010, regarding Thomas F. Kenney.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

WASHINGTON FEDERAL, INC.
(Registrant)

Date: January 26, 2010	By:	/s/ BRENT J. BEARDALL
Brent J. Beardall Executive Vice President and Chief Financial Officer